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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 18, 2002

                          COMMISSION FILE NUMBER 1-9838

                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


            KENTUCKY                                       61-0985936
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
        (c)  Exhibits

             99.1 April 18, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

     On April 18, 2002, NS Group, Inc. issued a news release concerning its financial results for the quarter ended March 31, 2002. The press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NS GROUP, INC.


Date: April 18, 2002                       By:  /s/ Thomas J. Depenbrock
                                           -----------------------------
                                           Thomas J. Depenbrock
                                           Vice President, Treasurer and
                                           Chief Financial Officer





                                  EXHIBIT INDEX


No.                Exhibit
---                -------

99.1               April 18, 2002 Press Release